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                                                                    Exhibit 23.2

              Consent of Independent Certified Public Accountants


     THE COMPANY HAS BEEN UNABLE TO OBTAIN THE NECESSARY CONSENT FROM THE
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COMPANY'S PREDECCESOR INDEPENDENT AUDITORS FOR THE FINANCIAL STATEMENTS, NOTES,
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SELECTED FINANCIAL DATA, AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
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CONDITION AND RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 28, 1996,
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PRINCIPALLY AS A RESULT OF THE INDEPENDENT AUDITOR'S CONCERN OVER THE ABILITY OF
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THE COMPANY TO CONTINUE AS A GOING CONCERN.  CONSEQUENTLY, THE FINANCIAL
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STATEMENTS AND NOTES THERETO, SELECTED FINANCIAL DATA, AND MAMANEMENT'S
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DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, HEREIN
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CONTAINED, ALTHOUGH UNCHANGED FROM THE PRIOR YEAR FORM 10-K, ARE PRESENTED AS
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UNAUDITED.  THE READER OF THE FINANCIAL STATEMENTS, NOTES, SELECTED FINANCIAL
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DATA, AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
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RESULTS OF OPERATIONS SHOULD CAREFULLY CONSIDER THE LACK OF A CONSENT FROM THE
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PREDECCESOR AUDITORS TO REISSUE THEIR AUDIT OPINION ON THE FINANCIAL CONDITION
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AND RESULTS OF OPERATIONS OF THE COMPANY FOR DECEMBER 28, 1996 PRESENTED IN THIS
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FORM 10-K
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